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                                                                     EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As Independent public accountants, we hereby consent to the incorporation of our report dated January 28, 2000, included in this Form 10-K into the Company's previously filed registration Statement No. 333-34047 on Form S-8.



                                                         ARTHUR ANDERSEN LLP

Portland, Oregon,
     February 28, 2000